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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material under Rule 14a-12

                            CALAMOS INVESTMENT TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                            CALAMOS INVESTMENT TRUST


                               **URGENT REMINDER**
                            YOUR VOTE IS IMPORTANT!




Dear Shareholder:

     We previously sent you proxy materials relating to the Special Meeting of Shareholders of the Calamos Investment Trust scheduled for June 26, 2002. OUR RECORDS SHOW YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1) VOTE BY INTERNET: BY GOING TO THE WEBSITE LISTED ON YOUR PROXY CARD AND FOLLOWING THE INSTRUCTIONS ON THE SITE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.
     2) VOTE BY TELEPHONE: BY CALLING A REPRESENTATIVE OF D.F. KING & CO., THE FUND'S SOLICITOR, AT 1-800-859-8509. FOR SECURITY PURPOSES, YOU WILL NEED TO HAVE YOUR ACCOUNT NUMBER, THE CONTROL NUMBER ON YOUR PROXY CARD, OR THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER AVAILABLE.
     3) VOTE BY TOUCH-TONE TELEPHONE: BY CALLING THE TOLL FREE NUMBER LISTED ON YOUR PROXY CARD. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.
     4) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.


     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE FUND'S DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

     If you have any questions regarding the proxy, please call D.F. King & Co., Inc., toll free at 1-800-859-8509.





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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY SOLICITATION
COSTS TO YOUR FUND.
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